Employee expenses	12 Months Ended
Dec. 31, 2021
Employee expenses [Abstract]
Employee expenses
5.     Employee expenses

	Year ended December 31,
	2021	2020	2019
	$’000	$’000	$’000
Salary and related expenses	1,862	4	—
Social security costs	115	1	—
Shared based compensation expense	366	—	—
	2,343	5	—

This increase is primarily due to the increased hiring of personnel across our functions to support the requirements of increased clinical activities and becoming a public company. A shared based compensation expense of $366 thousand has been recognized for the year ended December 31, 2021 relating to the Share Option Plan as set out in note 15.